Exhibit 99.2

Quarterly Supplemental Information

VEREIT®

Third Quarter 2021

VER
LISTED
NYSE

A real estate operating company which owns single-tenant commercial properties.

Disciplined. Transparent. Consistent.

www.VEREIT.com

Walgreens
PHARMACY
PHARMACY

FedEx

THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE

amazon

Q3 2021 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
September 30, 2021

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 2

Q3 2021 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended September 30, 2021, unless otherwise indicated. Certain balances have been reclassified to conform with the current period's presentations, including partnership fees earned from services provided to our unconsolidated joint ventures, which were previously included in other income, net. The Company effected a one-for-five reverse stock split of its common stock after markets closed on December 17, 2020, whereby every five shares of VEREIT's issued and outstanding shares of common stock, $0.01 par value per share, were converted into one share of common stock, $0.01 par value per share. Prior period shares and per share amounts have been updated to reflect the reverse stock split. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company," "VEREIT," "us," "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the periods ended September 30, 2021, June 30, 2021, December 31, 2020, and September 30, 2020.
Our business was not materially impacted during the nine months ended September 30, 2021 or during the year ended December 31, 2020 by the COVID-19 pandemic. During the three months ended September 30, 2021 our rent collection was 99.1% of rental revenue and as of October 20, 2021, we collected $16.8 million of deferred rent, representing approximately 100% of the amounts due from January 1, 2021 through September 30, 2021. The full extent of the future impact of the COVID-19 pandemic on our business, financial condition, liquidity and results of operations remains uncertain.
Subsequent to the issuance of the Company’s consolidated financial statements for the year ended December 31, 2020, the Company identified an overstatement in amounts recorded to depreciation expense. As a result, the Company revised the accompanying consolidated balance sheets as of December 31, 2020 and September 30, 2020 to reduce accumulated depreciation and amortization and accumulated deficit by $30.6 million and $29.7 million, respectively. The Company also revised the accompanying statements of operations for the three month periods ended December 31, 2020 and September 30, 2020 to reduce depreciation and amortization expense each by $0.9 million.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2021 SUPPLEMENTAL INFORMATION

Forward-Looking Statements

Information set forth herein contains “forward-looking statements” which reflect the Company's expectations and projections regarding future events and plans, the Company's future financial condition, results of operations, liquidity and business, including leasing and occupancy, acquisitions, dispositions, rent receipts, rent relief requests, rent relief granted, the payment of future dividends, the impact of the coronavirus (COVID-19) on the Company's business and the pending merger (the “Merger”) with Realty Income Corporation. Generally, the words "anticipates," "assumes," "believes," "continues," "could," "estimates," "expects," "goals," "intends," "may," "plans," "projects," "seeks," "should," "targets," "will," variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are based on information currently available and involve a number of known and unknown assumptions and risks, uncertainties and other factors, which are difficult to predict and beyond the Company's control, that could cause actual events and plans or could cause the Company's business, financial condition, liquidity and results of operations to differ materially from those expressed or implied in the forward-looking statements. Further, information regarding historical rent collections should not serve as an indication of future rent collections.

The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the Company's ability to consummate the proposed Merger and the timing of the closing of the proposed Merger; the potential impact of the announcement of the proposed transactions or consummation of the proposed transactions on business relationships, including with tenants, clients, employees, customers and competitors; litigation associated with the Merger; costs, fees, expenses and charges related to the proposed transactions; risks as a result of the restrictions imposed by operating covenants contained in the Merger Agreement restricting the Company generally from issuing equity, incurring or pre-paying debt and limitations on the use of its revolving credit facility; the duration and extent of the impact of COVID-19 on our business and the businesses of our tenants (including their ability to timely make rental payments) and the economy generally; federal, state, or local legislation or regulation that could impact the timely payment of rent by tenants in light of COVID-19; the Company's ability to renew leases, lease vacant space or re-lease space as leases expire on favorable terms or at all; risks associated with tenant, geographic and industry concentrations with respect to the Company's properties; risks accompanying the management of its industrial and office partnerships; the impact of impairment charges in respect of certain of the Company's properties; unexpected costs or liabilities that may arise from potential dispositions, including related to limited partnership, tenant-in-common and Delaware statutory trust real estate programs and the Company's management with respect to such programs; competition in the acquisition and disposition of properties and in the leasing of its properties including that the Company may be unable to acquire, dispose of, or lease properties on advantageous terms or at all; risks associated with bankruptcies or insolvencies of tenants, from tenant defaults generally or from the unpredictability of the business plans and financial condition of the Company's tenants, which are heightened as a result of the COVID-19 pandemic; risks associated with the Company's substantial indebtedness, including that such indebtedness may affect the Company's ability to pay dividends and that the terms and restrictions within the agreements governing the Company's indebtedness may restrict its borrowing and operating flexibility; the ability to retain or hire key personnel; and the continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in the Company's filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2021 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes.

VEREIT is a full-service real estate operating company which owns and manages one of the largest portfolios of single-tenant commercial properties in the U.S. VEREIT's business model provides equity capital to creditworthy corporations in return for long-term leases on their properties. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At September 30, 2021, approximately 38.0% of the Company's Annualized Rental Income was earned from Investment-Grade Tenants, Economic Occupancy Rate was 97.6% and the Weighted Average Remaining Lease Term was 8.4 years.

Tenants, Trademarks and Logos
VEREIT is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2021 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	Priscilla Almodovar, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	David B. Henry, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Mary Hogan Preusse, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Richard J. Lieb, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Eugene A. Pinover, Independent Director

Julie G. Richardson, Independent Director

Susan E. Skerritt, Independent Director

Glenn J. Rufrano, Chief Executive Officer and Director

Corporate Offices and Contact Information

2325 E. Camelback Road, 9th Floor	19 West 44th Street, Suite 1401
Phoenix, AZ 85016	New York, NY 10036
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
462 South 4th Street, Suite 1600
Louisville, KY 40202
855-866- 0787

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 6

Q3 2021 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

The following table summarizes the Company's quarterly financial results and portfolio metrics.

	Three Months Ended
Financial Results	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Total revenues	$290,192	$291,267	$290,809	$287,909	$295,278
Net income (loss)	$61,613	$77,903	$120,723	$(36,933)	$98,917
Basic and diluted net income (loss) per share attributable to common stockholders and limited partners	$0.25	$0.31	$0.50	$(0.20)	$0.41
Normalized EBITDA	$253,553	$251,606	$251,171	$246,689	$252,933
FFO attributable to common stockholders and limited partners	$176,047	$175,652	$178,988	$69,313	$171,233
FFO attributable to common stockholders and limited partners per diluted share	$0.76	$0.76	$0.78	$0.31	$0.79
AFFO attributable to common stockholders and limited partners	$191,554	$186,596	$183,047	$169,798	$166,547
AFFO attributable to common stockholders and limited partners per diluted share	$0.83	$0.81	$0.80	$0.76	$0.77
Dividends declared per common share	$0.46	$0.46	$0.46	$0.39	$0.39
Weighted-average shares outstanding - diluted	230,179,440	229,991,566	229,429,867	222,511,425	217,027,675

Portfolio Metrics
Operating Properties	3,882	3,885	3,855	3,831	3,820
Rentable Square Feet (in thousands)	88,686	88,864	88,747	89,493	88,869
Economic Occupancy Rate	97.6%	97.1%	98.0%	98.1%	98.5%
Weighted Average Remaining Lease Term (years)	8.4	8.5	8.4	8.4	8.4
Investment-Grade Tenants (1)	38.0%	37.8%	37.8%	38.7%	37.7%
___________________________________
(1)The weighted-average credit rating of our investment-grade tenants was BBB+ as of September 30, 2021.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2021 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Interest Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$57,049	$56,866	$58,860	$63,153	$64,713
Normalized EBITDA (2)	253,553	251,606	251,171	246,689	252,933
Interest Coverage Ratio	4.44x	4.42x	4.27x	3.91x	3.91x

Fixed Charge Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$57,049	$56,866	$58,860	$63,153	$64,713
Secured debt principal amortization	453	524	687	858	834
Dividends attributable to preferred shares	3,124	6,248	6,525	7,923	10,771
Total fixed charges	60,626	63,638	66,072	71,934	76,318
Normalized EBITDA (2)	253,553	251,606	251,171	246,689	252,933
Fixed Charge Coverage Ratio	4.18x	3.95x	3.80x	3.43x	3.31x

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net Debt Ratios
Net Debt (3)	$5,831,919	$5,490,670	$5,476,756	$5,564,553	$5,832,236
Normalized EBITDA annualized	1,014,212	1,006,424	1,004,684	986,756	1,011,732
Net Debt to Normalized EBITDA annualized ratio	5.75x	5.46x	5.45x	5.64x	5.76x

Net Debt (3)	$5,831,919	$5,490,670	$5,476,756	$5,564,553	$5,832,236
Gross Real Estate Investments (3)	14,568,482	14,551,239	14,485,227	14,646,970	14,621,857
Net Debt Leverage Ratio	40.0%	37.7%	37.8%	38.0%	39.9%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$12,650,834	$12,600,755	$12,455,130	$11,968,277	$11,936,645
Gross Real Estate Investments (3)	14,568,482	14,551,239	14,485,227	14,646,970	14,621,857
Unencumbered Asset Ratio	86.8%	86.6%	86.0%	81.7%	81.6%
___________________________________
(1)Refer to the Statements of Operations section for interest expense calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure.
(2)Refer to the Statements of Operations section for net income calculated in accordance with GAAP and to the EBITDAre and Normalized EBITDA section for the required reconciliation to the most directly comparable GAAP financial measure.
(3)Refer to the Balance Sheets section for total debt and real estate investments, at cost calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2021 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	64.1%

Corporate bonds	28.6%

Mortgage notes payable	6.1%

Proportionate share of amounts for Unconsolidated Joint Ventures	0.7%

Revolving credit facility	0.5%

Fixed vs. Variable Rate Debt

Fixed	98.1%
Variable	1.9%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	September 30, 2021
Diluted shares outstanding			230,590
Stock price			$45.23
Implied Equity Market Capitalization			$10,429,586

Mortgage notes payable	1.9	4.88%	991,803
Proportionate share of amounts for Unconsolidated Joint Ventures	3.3	2.90%	109,678
Total secured debt	2.0	4.68%	$1,101,481

Total unsecured credit facility	0.6	1.65%	$88,000

Corporate bonds due 2024	2.4	4.60%	500,000
Corporate bonds due 2025	4.1	4.63%	550,000
Corporate bonds due 2026	4.7	4.88%	600,000
Corporate bonds due 2027	5.9	3.95%	600,000
Corporate bonds due January 2028	6.3	3.40%	600,000
Corporate bonds due June 2028	6.7	2.20%	500,000
Corporate bonds due 2029	8.2	3.10%	600,000
Corporate bonds due 2032	11.2	2.85%	700,000
Total unsecured debt	6.3	3.65%	$4,738,000

Total Adjusted Principal Outstanding	5.5	3.84%	$5,839,481

Total Capitalization			$16,269,067
Cash and cash equivalents			(5,874)
Pro rata share of Unconsolidated Joint Ventures' cash and cash equivalents			(1,688)
Enterprise Value			$16,261,505

Net Debt/Enterprise Value			35.9%
Net Debt/Normalized EBITDA Annualized			5.75x
Fixed Charge Coverage Ratio			4.18x
Liquidity (2)			$1,416,581
___________________________________
(1)Weighted average interest rate for variable rate debt represents the interest rate in effect as of September 30, 2021.
(2)Liquidity represents cash and cash equivalents of $5.9 million and approximately $1.4 billion available capacity on our $1.5 billion revolving credit facility. Available capacity on our revolving credit facility is reduced by letters of credit outstanding of $1.3 million at September 30, 2021.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2021 SUPPLEMENTAL INFORMATION

Balance Sheets (unaudited, in thousands)

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Assets
Real estate investments, at cost:
Land	$2,724,709	$2,724,975	$2,698,232	$2,699,110	$2,691,122
Buildings, fixtures and improvements	9,916,070	9,912,886	9,941,903	10,032,055	10,046,076
Intangible lease assets	1,917,251	1,908,178	1,883,826	1,872,461	1,872,899
Total real estate investments, at cost	14,558,030	14,546,039	14,523,961	14,603,626	14,610,097
Less: accumulated depreciation and amortization	4,002,377	3,917,175	3,861,411	3,833,084	3,799,653
Total real estate investments, net	10,555,653	10,628,864	10,662,550	10,770,542	10,810,444
Operating lease right-of-use assets	185,443	188,628	191,443	195,518	205,346
Investment in unconsolidated entities	80,363	80,487	80,513	81,639	100,339
Cash and cash equivalents	5,874	275,496	318,561	523,539	207,321
Restricted cash	10,803	9,584	12,704	13,842	14,955
Rent and tenant receivables and other assets, net	371,911	365,186	368,926	366,620	391,239
Goodwill	1,337,773	1,337,773	1,337,773	1,337,773	1,337,773
Real estate assets held for sale, net	31,073	28,977	4,888	65,583	1,896
Total assets	$12,578,893	$12,914,995	$12,977,358	$13,355,056	$13,069,313

Liabilities and Equity
Mortgage notes payable, net	$987,704	$1,002,496	$1,035,328	$1,328,835	$1,330,174
Corporate bonds, net	4,590,348	4,588,286	4,586,252	4,584,230	3,406,389
Convertible debt, net	—	—	—	—	252,077
Credit facility	88,000	—	—	—	896,630
Below-market lease liabilities, net	111,140	115,831	117,121	120,938	124,009
Accounts payable and accrued expenses	137,626	117,445	116,486	117,015	112,101
Derivative, deferred rent and other liabilities	58,707	64,371	62,944	63,204	162,952
Distributions payable	105,958	106,999	106,989	89,514	85,420
Operating lease liabilities	196,671	199,561	202,024	209,104	214,102
Total liabilities	6,276,154	6,194,989	6,227,144	6,512,840	6,583,854

Series F preferred stock	—	149	149	189	189
Common stock	2,292	2,291	2,291	2,289	2,183
Additional paid-in capital	12,984,914	13,354,657	13,350,661	13,449,412	13,057,408
Accumulated other comprehensive income (loss)	831	732	634	536	(97,008)
Accumulated deficit	(6,692,338)	(6,644,896)	(6,610,678)	(6,617,380)	(6,484,456)
Total stockholders' equity	6,295,699	6,712,933	6,743,057	6,835,046	6,478,316
Non-controlling interests	7,040	7,073	7,157	7,170	7,143
Total equity	6,302,739	6,720,006	6,750,214	6,842,216	6,485,459
Total liabilities and equity	$12,578,893	$12,914,995	$12,977,358	$13,355,056	$13,069,313

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2021 SUPPLEMENTAL INFORMATION

Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Revenues:
Rental	$289,671	$290,567	$290,309	$287,431	$293,692
Fees from managed partnerships	521	700	500	478	1,586
Total revenues	290,192	291,267	290,809	287,909	295,278
Operating expenses:
Acquisition-related	1,373	1,428	1,354	1,048	1,050
Merger, litigation and non-routine costs, net	9,445	6,605	68	10,925	105
Property operating	28,854	29,174	30,605	31,979	31,400
General and administrative	12,437	16,451	14,526	15,399	14,774
Depreciation and amortization	106,668	105,839	108,075	107,205	108,257
Impairments	13,272	14,129	31,849	28,204	16,397
Total operating expenses	172,049	173,626	186,477	194,760	171,983
Other income (expense):
Interest expense	(59,768)	(59,291)	(60,736)	(68,416)	(66,935)
(Loss) gain on extinguishment and forgiveness of debt, net	(5)	35	(2,132)	(67)	61
Other income, net	346	3,089	3,666	5,584	73
Loss on derivative instruments, net	—	—	—	(85,392)	—
Equity in income and gain on disposition of unconsolidated entities	463	464	447	1,133	663
Gain on disposition of real estate and held for sale assets, net	3,369	16,896	76,074	18,434	42,814
Total other (expenses) income, net	(55,595)	(38,807)	17,319	(128,724)	(23,324)
Income (loss) before taxes	62,548	78,834	121,651	(35,575)	99,971
Provision for income taxes	(935)	(931)	(928)	(1,358)	(1,054)
Net income (loss)	61,613	77,903	120,723	(36,933)	98,917
Net (income) loss attributable to non-controlling interests	(48)	(7)	(76)	46	(51)
Net income (loss) attributable to the General Partner	$61,565	$77,896	$120,647	$(36,887)	$98,866

Basic and diluted net income (loss) per share attributable to common stockholders and limited partners	$0.25	$0.31	$0.50	$(0.20)	$0.41

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2021 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income (loss)	$61,613	$77,903	$120,723	$(36,933)	$98,917
Dividends on Series F Preferred Stock	(3,124)	(6,248)	(6,525)	(7,923)	(10,771)
Gain on disposition of real estate assets, net	(3,369)	(16,896)	(76,074)	(18,965)	(42,814)
Depreciation and amortization of real estate assets	106,290	105,440	107,700	106,825	107,869
Impairment of real estate	13,272	14,129	31,849	24,852	16,397
Proportionate share of adjustments for unconsolidated entities	1,365	1,324	1,315	1,457	1,635
FFO attributable to common stockholders and limited partners	$176,047	$175,652	$178,988	$69,313	$171,233

Weighted-average shares outstanding - basic	229,271,106	229,251,460	229,159,472	222,152,574	216,737,561
Effect of weighted-average Limited Partner OP Units and dilutive securities (1)	908,334	740,106	270,395	358,851	290,114
Weighted-average shares outstanding - diluted (2)	230,179,440	229,991,566	229,429,867	222,511,425	217,027,675

FFO attributable to common stockholders and limited partners per diluted share (3)	$0.76	$0.76	$0.78	$0.31	$0.79
___________________________________
(1)Dilutive securities include unvested restricted stock units and stock options.
(2)Weighted-average shares for all periods presented exclude the effect of the Company's convertible debt which was fully repaid in cash as of December 31, 2020 and the underlying restricted stock units that would not have met the vesting criteria based on certain performance targets as of the end of the respective reporting period.
(3)Refer to the Statements of Operations section for basic and diluted net income (loss) per share attributable to common stockholders and limited partners.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2021 SUPPLEMENTAL INFORMATION

Adjusted Funds From Operations (AFFO) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
FFO attributable to common stockholders and limited partners	$176,047	$175,652	$178,988	$69,313	$171,233

Acquisition-related expenses	1,373	1,428	1,354	1,048	1,050
Merger, litigation and non-routine costs, net	9,445	6,605	68	10,925	105
Impairment of intangibles and right of use assets	—	—	—	3,352	—
(Gain) loss on investments	(19)	22	(695)	(313)	(76)
Loss on derivative instruments, net	—	—	—	85,392	—
Amortization of premiums and discounts on debt and investments, net	837	555	87	(193)	(201)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,164	1,830	1,547	1,428	393
Net direct financing lease adjustments	384	374	366	379	381
Amortization and write-off of deferred financing costs	2,677	2,649	2,555	6,262	3,114
Loss (gain) on extinguishment and forgiveness of debt, net	5	(35)	2,132	67	(61)
Straight-line rent	(3,560)	(4,613)	(4,219)	(7,108)	(12,595)
Equity-based compensation	2,941	3,903	2,669	2,952	2,991
Other adjustments, net	415	(1,638)	(1,661)	(3,536)	379
Proportionate share of adjustments for unconsolidated entities	(155)	(136)	(144)	(170)	(166)
AFFO attributable to common stockholders and limited partners	$191,554	$186,596	$183,047	$169,798	$166,547

Weighted-average shares outstanding - basic	229,271,106	229,251,460	229,159,472	222,152,574	216,737,561
Effect of weighted-average Limited Partner OP Units and dilutive securities (1)	908,334	740,106	270,395	358,851	290,114
Weighted-average shares outstanding - diluted (2)	230,179,440	229,991,566	229,429,867	222,511,425	217,027,675

AFFO attributable to common stockholders and limited partners per diluted share (3)	$0.83	$0.81	$0.80	$0.76	$0.77
___________________________________
(1)Dilutive securities include unvested restricted stock units and stock options.
(2)Weighted-average shares for all periods presented exclude the effect of the Company's convertible debt which was fully repaid in cash as of December 31, 2020 and the underlying restricted stock units that would not have met the vesting criteria based on certain performance targets as of the end of the respective reporting period.
(3)Refer to the Statements of Operations section for basic and diluted net income (loss) per share attributable to common stockholders and limited partners.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Q3 2021 SUPPLEMENTAL INFORMATION

EBITDAre and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income (loss)	$61,613	$77,903	$120,723	$(36,933)	$98,917
Adjustments:
Interest expense	59,768	59,291	60,736	68,416	66,935
Depreciation and amortization	106,668	105,839	108,075	107,205	108,257
Provision for income taxes	935	931	928	1,358	1,054
Proportionate share of adjustments for unconsolidated entities	2,330	2,267	2,249	2,443	2,451
Gain on disposition of real estate assets, net	(3,369)	(16,896)	(76,074)	(18,965)	(42,814)
Impairment of real estate	13,272	14,129	31,849	24,852	16,397
EBITDAre	$241,217	$243,464	$248,486	$148,376	$251,197
Impairment of intangibles and right of use assets	—	—	—	3,352	—
Acquisition-related expenses	1,373	1,428	1,354	1,048	1,050
Merger, litigation and non-routine costs, net	9,445	6,605	68	10,925	105
(Gain) loss on investments	(19)	22	(695)	(313)	(76)
Loss on derivative instruments, net	—	—	—	85,392	—
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,164	1,830	1,547	1,428	393
Loss (gain) on extinguishment and forgiveness of debt, net	5	(35)	2,132	67	(61)
Net direct financing lease adjustments	384	374	366	379	381
Other adjustments, net	16	(2,050)	(2,055)	(3,919)	(8)
Proportionate share of adjustments for unconsolidated entities	(32)	(32)	(32)	(46)	(48)
Normalized EBITDA	$253,553	$251,606	$251,171	$246,689	$252,933

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q3 2021 SUPPLEMENTAL INFORMATION

Net Operating Income (unaudited, dollars in thousands)

NOI and Cash NOI

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Rental revenue - as reported (1)	$289,671	$290,567	$290,309	$287,431	$293,692
Property operating expense - as reported	(28,854)	(29,174)	(30,605)	(31,979)	(31,400)
NOI	260,817	261,393	259,704	255,452	262,292
Adjustments:
Straight-line rent	(3,560)	(4,613)	(4,219)	(7,108)	(12,595)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,164	1,830	1,547	1,428	393
Net direct financing lease adjustments	384	374	366	379	381
Other non-cash adjustments	(13)	(13)	(18)	—	—
Proportionate share of amounts for Unconsolidated Joint Ventures	2,575	2,525	2,507	2,799	2,876
Cash NOI	$261,367	$261,496	$259,887	$252,950	$253,347
___________________________________
(1)Rental revenue includes percentage rent of $1.2 million, $1.1 million, $1.7 million, $2.9 million and $1.0 million for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020, and September 30, 2020, respectively.

Normalized Cash NOI

Three Months Ended
September 30, 2021
Cash NOI	$261,367
Adjustments for intra-quarter acquisitions and dispositions (1)	301
Normalized Cash NOI	$261,668
___________________________________
(1)The adjustment eliminates Cash NOI for properties acquired during the three months ended September 30, 2021 and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. The adjustment also eliminates Cash NOI for properties disposed of during the three months ended September 30, 2021.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q3 2021 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include Operating Properties and properties owned by unconsolidated joint ventures that were owned for the entirety of both the current and prior reporting periods, except for development or redevelopment properties. The following tables show the Company's same store portfolio statistics, which for the three months ended September 30, 2021 included 3,723(1) Operating Properties, with 84.7 million aggregate square feet, acquired prior to July 1, 2020 and owned through September 30, 2021 and the pro rata share of Contract Rental Revenue from properties owned by unconsolidated joint ventures.

	Three Months Ended September 30,		Increase/(Decrease)
	2021	2020	$ Change	% Change
Contract Rental Revenue	$255,954	$247,988	$7,966	3.2%
Economic Occupancy Rate	97.5%	98.8%	N/A	(1.3)%

		Contract Rental Revenue
	Number of	Three Months Ended September 30,		Increase/(Decrease)
	Properties	2021	2020	$ Change	% Change
Retail	2,026	$119,134	$117,566	$1,568	1.3%
Restaurant	1,491	51,926	45,733	6,193	13.5%
Industrial	141	44,838	45,589	(751)	(1.6)%
Office	58	40,024	39,067	957	2.4%
Other (2)	7	32	33	(1)	(3.0)%
Total	3,723	$255,954	$247,988	$7,966	3.2%

___________________________________
(1)Development and expansion properties are included in the same store population if the placed in service date was prior to July 1, 2020.
(2)Other properties include billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q3 2021 SUPPLEMENTAL INFORMATION

Adjusted Principal Outstanding and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	2021	2022	2023	2024	2025	2026	2027	Thereafter
Mortgage notes payable	$991,803	$399	$239,201	$124,217	$621,021	$1,078	$1,138	$1,202	$3,547
Unsecured credit facility	88,000	—	88,000	—	—	—	—	—	—
Corporate bonds	4,650,000	—	—	—	500,000	550,000	600,000	600,000	2,400,000
Proportionate share of amounts for Unconsolidated Joint Ventures	109,678	—	—	23,672	53,850	—	—	32,156	—
Total Adjusted Principal Outstanding	$5,839,481	$399	$327,201	$147,889	$1,174,871	$551,078	$601,138	$633,358	$2,403,547

Debt Type	Percentage of Adjusted Principal Outstanding	Weighted-Average Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	17.0%	4.88%	1.9
Unsecured credit facility	1.5%	1.65%	0.6
Corporate bonds	79.6%	3.68%	6.4
Proportionate share of amounts for Unconsolidated Joint Ventures	1.9%	2.90%	3.3
Total	100.0%	3.84%	5.5

Debt Type	Percentage of Adjusted Principal Outstanding	Weighted-Average Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	81.1%	3.65%	6.3
Total secured debt	18.9%	4.68%	2.0
Total	100.0%	3.84%	5.5

Total fixed-rate debt	98.1%	3.88%	5.6
Total variable-rate debt	1.9%	1.64%	0.8
Total	100.0%	3.84%	5.5

Preferred Equity
On August 15, 2021, the Company redeemed all outstanding Series F Preferred Stock. Concurrently with the redemption of the Series F Preferred Stock, VEREIT OP redeemed all outstanding Series F Preferred Units of VEREIT OP in accordance with the terms of VEREIT OP’s agreement of limited partnership.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q3 2021 SUPPLEMENTAL INFORMATION

Adjusted Principal Outstanding and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

xx

Debt Maturities
$1,250
$1,000
$750
$500
$250
$0
$0
$327
$148
$1,175
$551
$601
$633
$1,101
$601
$701
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Mortgage notes payable
Unsecured credit facility
Corporate bonds
Proportionate share of amounts for Unconsolidated Joint Ventures

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q3 2021 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on GAAP measurements, are presented to investors to show that the Company is in compliance with the financial covenants and are not measures of our liquidity or performance. As of September 30, 2021, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	September 30, 2021
Ratio of total indebtedness to total asset value	≤ 60%	39.0%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	3.76x
Ratio of secured indebtedness to total asset value	≤ 45%	7.3%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	37.5%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	4.85x

Corporate Bond Key Covenants	Required	September 30, 2021
Limitation on incurrence of total debt	≤ 65%	38.5%
Limitation on incurrence of secured debt	≤ 40%	6.7%
Debt service coverage	≥ 1.5x	4.30x
Maintenance of total unencumbered assets	≥ 150%	272.7%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q3 2021 SUPPLEMENTAL INFORMATION

Acquisitions and Dispositions (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's acquisition activity during the three months ended September 30, 2021.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (1)	Weighted Average Cash Cap Rate	Purchase Price (2)
Retail	28	307	15.4	6.8%	$100,465

Dispositions
The following table summarizes the Company's disposition activity and the related gains/losses during the three months ended September 30, 2021.

	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (3)	Weighted Average Cash Cap Rate (4)	Sale Price	Gain
Industrial	4	90	2.4	11.5%	$6,296	$205
Retail	6	38	4.0	6.9%	6,993	1,498
Restaurant	2	11	2.2	N/A	1,571	33
Office	1	149	N/A	N/A	16,600	735
Vacant and other (5)	18	439	N/A	N/A	31,734	898
Total dispositions	31	727	3.3	8.0%	$63,194	$3,369
___________________________________
(1)Represents the remaining lease term from the date of acquisition.
(2)Excludes acquisition-related expenses capitalized.
(3)Represents the remaining lease term from the date of sale.
(4)Excludes certain Cash Cap Rates considered not meaningful due to factors such as physical and economic vacancy or short remaining lease terms. Of the $63.2 million of real estate dispositions, the total weighted average cash cap rate of 8.0% represents $5.4 million.
(5)Represents five vacant restaurants, 10 vacant retail properties, two vacant industrial properties and one redevelopment property.
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q3 2021 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

# Tenant Diversification

Red Lobster
4.8%
Dollar Tree/Family Dollar
3.6%
Dollar General
3.2%
Walgreens
2.9%
CVS
2.7%
FedEx
2.6%
BJ's Wholesale Club
2.0%
LA Fitness
1.9%
Albertsons
1.7%
Goodyear
1.6%

___________________________________________________
___________________________________________________

Lease Expirations
2.1%
5.6%
5.3%
10.5%
5.8%
7.9%
9.0%
6.3%
5.1%
4.8%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

## Geographic Diversification

Texas
12.1%
Ohio
6.2%
Illinois
6.0%
Florida
5.8%
Pennsylvania
3.6%
Georgia
3.5%
Indiana
3.4%
Michigan
3.4%
North Carolina
3.3%
California
3.0%

___________________________________________________

## MSA Diversification

Chicago, IL
5.2%
Dallas, TX
3.5%
New York, NY
2.2%
Atlanta, GA
2.1%
Houston, TX
2.1%
Boston, MA
2.0%
Philadelphia, PA
1.8%
Cincinnati, OH
1.7%
Phoenix, AZ
1.4%
Cleveland, OH
1.3%

___________________________________________________

Statistics (square feet in thousands)

Operating Properties	3,882
Rentable Square Feet	88,686
Economic Occupancy Rate	97.6%
Weighted Average Remaining Lease Term	8.4
Investment-Grade Tenants	38.0%
Flat leases	19.0%
NNN leases	65.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q3 2021 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	25	1,484	1.7%	$52,267	4.8%	NR
Dollar Tree/Family Dollar	113	3,363	3.8%	39,406	3.6%	BBB
Dollar General	403	3,734	4.2%	34,601	3.2%	BBB
Walgreens	90	1,280	1.4%	31,502	2.9%	BBB
CVS	90	1,293	1.5%	28,774	2.7%	BBB
FedEx	41	2,595	2.9%	27,762	2.6%	BBB
BJ's Wholesale Club	3	2,223	2.5%	21,135	2.0%	BB
LA Fitness	24	1,049	1.2%	20,510	1.9%	CCC+
Albertsons	26	1,536	1.7%	18,628	1.7%	BB
Goodyear	5	4,728	5.3%	17,421	1.6%	BB-
Total	820	23,285	26.2%	$292,006	27.0%

Tenant Industry Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	296	3,682	4.2%	$129,928	12.0%
Retail - Discount	543	8,939	10.1%	90,251	8.3%
Restaurants - Quick Service	757	2,788	3.1%	90,127	8.3%
Manufacturing	49	15,673	17.7%	88,682	8.2%
Retail - Pharmacy	194	2,962	3.3%	66,982	6.2%
Retail - Home & Garden	110	8,926	10.1%	65,766	6.1%
Entertainment & Recreation	44	2,014	2.3%	50,375	4.7%
Retail - Motor Vehicle	186	6,154	6.9%	49,543	4.6%
Retail - Grocery & Supermarket	68	4,254	4.8%	49,268	4.5%
Retail - Gas & Convenience	160	924	1.0%	45,139	4.2%
Total	2,407	56,316	63.5%	$726,061	67.1%

Geographic Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	547	10,395	11.7%	$131,385	12.1%
Ohio	274	8,557	9.6%	66,792	6.2%
Illinois	152	4,740	5.3%	65,256	6.0%
Florida	245	4,301	4.8%	62,945	5.8%
Pennsylvania	96	3,749	4.2%	39,307	3.6%
Georgia	162	3,139	3.5%	38,020	3.5%
Indiana	136	4,523	5.1%	36,622	3.4%
Michigan	190	2,022	2.3%	36,562	3.4%
North Carolina	144	3,240	3.7%	35,829	3.3%
California	57	3,148	3.5%	32,206	3.0%
Total	2,003	47,814	53.7%	$544,924	50.3%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q3 2021 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	102	4,077	4.6%	$56,836	5.2%
Dallas, TX	104	3,396	3.8%	38,109	3.5%
New York, NY	22	992	1.1%	24,321	2.2%
Atlanta, GA	71	2,182	2.5%	23,256	2.1%
Houston, TX	84	2,227	2.5%	22,856	2.1%
Boston, MA	20	1,505	1.7%	21,197	2.0%
Philadelphia, PA	35	1,114	1.3%	19,753	1.8%
Cincinnati, OH	42	2,316	2.6%	18,355	1.7%
Phoenix, AZ	47	888	1.0%	15,262	1.4%
Cleveland, OH	57	1,083	1.2%	14,531	1.3%
Total	584	19,780	22.3%	$254,476	23.3%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q3 2021 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Income (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	25	1,484	1.7%	$52,267	4.8%	NR
Dollar Tree/Family Dollar	113	3,363	3.8%	39,406	3.6%	BBB
Dollar General	403	3,734	4.2%	34,601	3.2%	BBB
Walgreens	90	1,280	1.4%	31,502	2.9%	BBB
CVS	90	1,293	1.5%	28,774	2.7%	BBB
FedEx	41	2,595	2.9%	27,762	2.6%	BBB
BJ's Wholesale Club	3	2,223	2.5%	21,135	2.0%	BB
LA Fitness	24	1,049	1.2%	20,510	1.9%	CCC+
Albertsons	26	1,536	1.7%	18,628	1.7%	BB
Goodyear	5	4,728	5.3%	17,421	1.6%	BB-
Topgolf	5	290	0.3%	17,281	1.6%	B-
Tractor Supply	61	1,274	1.4%	16,777	1.5%	BBB
At Home	6	1,538	1.7%	13,306	1.2%	B
Advance Auto Parts	104	716	0.8%	11,893	1.1%	BBB-
Home Depot	8	1,751	2.0%	11,782	1.1%	A
Lowe's	14	1,751	2.0%	11,541	1.1%	BBB+
Merrill Lynch	1	482	0.5%	11,104	1.0%	A-
Total	1,019	31,087	34.9%	$385,690	35.6%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q3 2021 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	3	425	0.5%	$3,960	0.4%
Agricultural	2	138	0.1%	1,245	0.1%
Education	3	24	—%	445	—%
Entertainment & Recreation	44	2,014	2.3%	50,375	4.7%
Finance	145	1,672	1.9%	37,742	3.5%
Government & Public Services	10	587	0.7%	9,544	0.9%
Healthcare	7	690	0.8%	9,184	0.8%
Information & Communication	5	385	0.4%	5,253	0.5%
Insurance	12	1,093	1.2%	21,880	2.0%
Logistics	44	3,297	3.7%	33,517	3.1%
Manufacturing	49	15,673	17.7%	88,682	8.2%
Mining & Natural Resources	5	424	0.5%	6,807	0.6%
Other Services	26	509	0.6%	5,480	0.5%
Professional Services	46	3,075	3.5%	38,916	3.6%
Rental	10	878	1.0%	9,521	0.9%
Restaurants - Casual Dining	296	3,682	4.2%	129,928	12.0%
Restaurants - Quick Service	757	2,788	3.1%	90,127	8.3%
Retail - Apparel & Jewelry	13	1,360	1.5%	16,200	1.5%
Retail - Department Stores	16	1,214	1.4%	10,349	1.0%
Retail - Discount	543	8,939	10.1%	90,251	8.3%
Retail - Electronics & Appliances	14	1,559	1.7%	10,045	0.9%
Retail - Gas & Convenience	160	924	1.0%	45,139	4.2%
Retail - Grocery & Supermarket	68	4,254	4.8%	49,268	4.5%
Retail - Hobby, Books & Music	15	2,091	2.4%	12,696	1.2%
Retail - Home & Garden	110	8,926	10.1%	65,766	6.1%
Retail - Home Furnishings	49	2,761	3.1%	30,321	2.8%
Retail - Internet	1	1,423	1.6%	6,797	0.6%
Retail - Medical Services	63	526	0.6%	11,596	1.1%
Retail - Motor Vehicle	186	6,154	6.9%	49,543	4.6%
Retail - Pet Supply	17	626	0.7%	11,744	1.1%
Retail - Pharmacy	194	2,962	3.3%	66,982	6.2%
Retail - Specialty (Other)	23	684	0.8%	5,434	0.5%
Retail - Sporting Goods	25	2,039	2.3%	26,973	2.5%
Retail - Warehouse Clubs	5	2,466	2.8%	23,324	2.2%
Other	23	321	0.3%	8,035	0.6%
Total	2,989	86,583	97.6%	$1,083,069	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q3 2021 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	148	1,664	1.9%	$26,809	2.5%
Alaska	3	25	—%	821	0.1%
Arizona	77	1,533	1.7%	25,496	2.4%
Arkansas	127	1,267	1.4%	19,747	1.8%
California	57	3,148	3.6%	32,206	3.0%
Colorado	54	1,582	1.8%	25,387	2.3%
Connecticut	13	82	0.1%	1,704	0.2%
Delaware	6	59	0.1%	1,081	0.1%
Florida	245	4,301	4.8%	62,945	5.8%
Georgia	162	3,139	3.5%	38,020	3.5%
Idaho	16	138	0.2%	3,241	0.3%
Illinois	152	4,740	5.3%	65,256	6.0%
Indiana	136	4,523	5.1%	36,622	3.4%
Iowa	46	1,067	1.2%	12,435	1.1%
Kansas	41	2,208	2.5%	10,155	0.9%
Kentucky	75	1,999	2.3%	22,077	2.0%
Louisiana	98	2,791	3.1%	29,381	2.7%
Maine	24	681	0.8%	8,823	0.8%
Maryland	26	585	0.7%	14,239	1.3%
Massachusetts	27	2,251	2.5%	26,385	2.4%
Michigan	190	2,022	2.3%	36,562	3.4%
Minnesota	53	1,162	1.3%	14,356	1.3%
Mississippi	72	1,899	2.1%	14,604	1.3%
Missouri	145	1,686	1.9%	22,642	2.1%
Montana	9	115	0.1%	2,024	0.2%
Nebraska	19	366	0.4%	5,848	0.5%
Nevada	31	781	0.9%	9,783	0.9%
New Hampshire	16	240	0.3%	4,140	0.4%
New Jersey	28	1,451	1.6%	30,088	2.8%
New Mexico	43	785	0.9%	10,556	1.0%
New York	68	1,530	1.7%	30,088	2.8%
North Carolina	144	3,240	3.7%	35,829	3.3%
North Dakota	12	211	0.2%	4,410	0.4%
Ohio	274	8,557	9.6%	66,792	6.2%
Oklahoma	82	1,784	2.0%	26,402	2.4%
Oregon	11	65	0.1%	1,918	0.2%
Pennsylvania	96	3,749	4.2%	39,307	3.6%
Rhode Island	4	141	0.2%	1,957	0.2%
South Carolina	100	2,287	2.6%	23,506	2.2%
South Dakota	10	169	0.2%	2,072	0.2%
Tennessee	104	2,843	3.2%	28,079	2.6%
Texas	547	10,395	11.7%	131,385	12.1%
Utah	12	571	0.6%	6,762	0.6%
Vermont	5	50	0.1%	1,048	0.1%
Virginia	97	2,451	2.8%	28,743	2.7%
Washington	26	607	0.7%	10,478	1.0%
West Virginia	34	214	0.2%	5,247	0.5%
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q3 2021 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Wisconsin	106	1,375	1.6%	21,418	2.0%
Wyoming	8	69	0.1%	1,375	0.1%
Territories
Puerto Rico	3	88	0.1%	2,820	0.3%
Total	3,882	88,686	100.0%	$1,083,069	100.0%

Percentages based on Annualized Rental Income

Puerto Rico: 3 Properties, 0.3%
PACIFIC NORTHWEST
73 Properties
1.8%
PACIFIC SOUTHWEST
274 Properties
10.2%
MIDWEST
910 Properties
21.4%
SOUTHWEST
854 Properties
19.1%
NORTHEAST
185 Properties
9.6%
MID-ATLANTIC
608 Properties
16.4%
SOUTHEAST
975 Properties
21.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q3 2021 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2021	30	3,710	4.2%	$23,192	2.1%
2022	195	7,042	7.9%	60,684	5.6%
2023	258	4,307	4.9%	56,957	5.3%
2024	236	9,312	10.5%	114,065	10.5%
2025	292	4,798	5.4%	63,309	5.8%
2026	274	9,047	10.2%	85,698	7.9%
2027	348	7,056	8.0%	97,583	9.0%
2028	320	5,779	6.5%	68,325	6.3%
2029	152	5,768	6.5%	55,355	5.1%
2030	100	4,609	5.2%	51,789	4.8%
Thereafter	784	25,155	28.3%	406,112	37.6%
Total	2,989	86,583	97.6%	$1,083,069	100.0%
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q3 2021 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2021
Retail	10	226	0.3%	$1,206	0.1%
Restaurant	14	118	0.1%	2,413	0.2%
Industrial	2	2,717	3.1%	9,024	0.8%
Office	4	649	0.7%	10,549	1.0%
Total 2021	30	3,710	4.2%	$23,192	2.1%

2022
Retail	106	837	0.9%	$16,070	1.5%
Restaurant	53	215	0.2%	6,101	0.6%
Industrial	21	4,784	5.4%	16,808	1.5%
Office	14	1,206	1.4%	21,632	2.0%
Other (1)	1	—	—%	73	—%
Total 2022	195	7,042	7.9%	$60,684	5.6%

2023
Retail	159	2,146	2.4%	$28,030	2.6%
Restaurant	73	299	0.4%	7,636	0.7%
Industrial	15	1,219	1.4%	9,342	0.9%
Office	9	643	0.7%	11,932	1.1%
Other (1)	2	—	—%	17	—%
Total 2023	258	4,307	4.9%	$56,957	5.3%

2024
Retail	130	1,989	2.2%	$31,450	2.9%
Restaurant	70	302	0.4%	7,974	0.7%
Industrial	14	3,558	4.0%	16,654	1.5%
Office	21	3,463	3.9%	57,948	5.4%
Other (1)	1	—	—%	39	—%
Total 2024	236	9,312	10.5%	$114,065	10.5%

___________________________________
(1)Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q3 2021 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2025
Retail	184	2,187	2.5%	$30,565	2.8%
Restaurant	92	326	0.4%	9,736	0.9%
Industrial	11	1,708	1.9%	13,760	1.3%
Office	5	577	0.6%	9,248	0.8%
Total 2025	292	4,798	5.4%	$63,309	5.8%

2026
Retail	118	2,025	2.3%	$25,839	2.4%
Restaurant	130	530	0.6%	18,521	1.7%
Industrial	16	5,630	6.3%	25,066	2.3%
Office	10	862	1.0%	16,272	1.5%
Total 2026	274	9,047	10.2%	$85,698	7.9%

2027
Retail	262	4,126	4.7%	$54,540	5.0%
Restaurant	71	530	0.6%	21,031	1.9%
Industrial	9	1,771	2.0%	12,740	1.2%
Office	6	629	0.7%	9,272	0.9%
Total 2027	348	7,056	8.0%	$97,583	9.0%

2028
Retail	193	3,015	3.4%	$38,568	3.6%
Restaurant	103	404	0.5%	11,808	1.1%
Industrial	19	2,166	2.4%	14,363	1.3%
Office	5	194	0.2%	3,586	0.3%
Total 2028	320	5,779	6.5%	$68,325	6.3%
___________________________________
(1)Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q3 2021 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2029
Retail	92	2,197	2.5%	$27,633	2.5%
Restaurant	52	336	0.4%	10,494	1.0%
Industrial	6	3,024	3.4%	13,810	1.3%
Office	2	211	0.2%	3,418	0.3%
Total 2029	152	5,768	6.5%	$55,355	5.1%

2030
Retail	72	3,308	3.7%	$42,780	3.9%
Restaurant	22	181	0.2%	3,842	0.4%
Industrial	6	1,087	1.2%	3,955	0.4%
Office	—	33	0.1%	1,212	0.1%
Total 2030	100	4,609	5.2%	$51,789	4.8%

Thereafter
Retail	409	12,544	14.1%	$225,318	20.8%
Restaurant	350	3,161	3.6%	118,744	11.0%
Industrial	19	8,792	9.9%	52,744	4.9%
Office	4	658	0.7%	8,829	0.8%
Other (1)	2	—	—%	477	0.1%
Total Thereafter	784	25,155	28.3%	$406,112	37.6%

Total Remaining Lease Expirations	2,989	86,583	97.6%	$1,083,069	100.0%
___________________________________
(1)Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q3 2021 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	1,928	60,028	67.7%	$763,151	70.5%
CPI	164	7,694	8.7%	113,672	10.5%
Flat	897	18,861	21.2%	206,246	19.0%
Total	2,989	86,583	97.6%	$1,083,069	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q3 2021 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,118	53,534	60.3%	$706,707	65.2%
NN	848	31,925	36.0%	356,319	32.9%
Other (1)	23	1,124	1.3%	20,043	1.9%
Total	2,989	86,583	97.6%	$1,083,069	100.0%
___________________________________
(1)Includes gross, modified gross, and billboard leases.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q3 2021 SUPPLEMENTAL INFORMATION

Property Type Diversification and Rent Coverage (unaudited, square feet and dollars in thousands)

Property Type Diversification

Property Type	Number of Properties (1)	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Retail (1)	2,155	34,945	39.4%	$521,999	48.2%
Restaurant	1,508	6,869	7.8%	218,300	20.2%
Industrial	153	37,264	42.0%	188,266	17.4%
Office	58	9,608	10.8%	153,898	14.2%
Other (2)	8	—	—%	606	—%
Total	3,882	88,686	100.0%	$1,083,069	100.0%
___________________________________
(1) Includes six anchored shopping centers, representing 1.1% of Annualized Rental Income.
(2) Includes billboards, land and parking lots.

Rent Coverage
The following table shows weighted-average rent coverage for retail and restaurant properties calculated as our tenants' property level EBITDAR (earnings before interest, tax, depreciation, amortization and rent), prior to the deduction of any corporate overhead expenses, for the most recently provided trailing twelve-month period, divided by annualized September 2021 rent per the lease terms. (1) (2)

Property Type	Number of Properties (3)	2021 Rent Coverage
Retail and Restaurant	1,452	2.70x
__________________________________
(1)15.5% of tenant financial information analyzed reflects periods ended March 31, 2020 or prior.
(2)In certain cases, property level EBITDAR reflects a period of less than twelve months, annualized.
(3)Property level performance data was collected for 88.9% of retail and restaurant properties required to provide unit level financial information, representing 46.1% of retail and restaurant properties owned at September 30, 2021 (excluding vacant and dark properties; percentages based on property count).

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q3 2021 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Retail (unaudited, percentages based on Annualized Rental Income of the retail properties)

____________________________________________________
______________________________________________________

Lease Expirations
0.2%
3.1%
5.4%
6.0%
5.9%
5.0%
10.4%
7.4%
5.3%
8.2%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

# Geographic Diversification

Texas
13.8%
Florida
6.0%
Michigan
5.1%
Ohio
5.1%
Illinois
4.8%
Arizona
3.6%
Georgia
3.5%
North Carolina
3.5%
Louisiana
3.3%
Alabama
3.2%

_________________________________________________

MSA Diversification
Chicago, IL
4.5%
Dallas, TX
2.9%
Phoenix, AZ
2.0%
Atlanta, GA
2.0%
Houston, TX
1.9%
Detroit, MI
1.9%
Austin, TX
1.8%
Miami, FL
1.7%
Cleveland, OH
1.5%
TX non-metropolitan
1.5%

_________________________________________________

Statistics (square feet in thousands)

Operating Properties	2,155
Rentable Square Feet	34,945
Economic Occupancy Rate	99.0%
Weighted Average Remaining Lease Term	9.0
Investment-Grade Tenants	46.7%
Flat leases	26.0%
NNN leases	67.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q3 2021 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the retail properties)

Tenant Diversification

______________________________________________________

Industry Diversification
Restaurants - Casual Dining
59.0%
Restaurants - Quick Service
41.0%

______________________________________________________

## Lease Expirations

1.1%
2.8%
3.5%
3.7%
4.5%
8.5%
9.6%
5.4%
4.8%
1.8%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

# Geographic Diversification

Texas
11.0%
Florida
9.3%
Ohio
8.3%
Georgia
5.9%
Michigan
4.5%
Illinois
4.3%
North Carolina
4.1%
Virginia
3.6%
Alabama
3.6%
Indiana
3.5%

_________________________________________________

# MSA Diversification

Dallas, TX
2.9%
Atlanta, GA
2.8%
Chicago, IL
2.7%
Tampa, FL
2.2%
Houston, TX
2.1%
Detroit, MI
2.0%
Miami, FL
1.5%
Cleveland, OH
1.5%
Washington, DC
1.5%
Dayton, OH
1.4%

_________________________________________________

Statistics (square feet in thousands)

Operating Properties	1,508
Rentable Square Feet	6,869
Economic Occupancy Rate	93.2%
Weighted Average Remaining Lease Term	11.3
Investment-Grade Tenants	3.5%
Flat leases	8.9%
NNN leases	99.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q3 2021 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial (unaudited, percentages based on Annualized Rental Income of the retail properties)

Tenant Diversification
FedEx
14.7%
Goodyear
8.8%
Bed Bath & Beyond
5.1%
Graphic Packaging
4.3%
Bi-Lo, LLC
4.0%
Rubbermaid
3.6%
Amazon
3.6%
General Mills
3.5%
Hanesbrands
3.3%
Home Depot
3.1%

____________________________________________________
______________________________________________________

## Lease Expirations

4.8%
8.9%
5.0%
8.8%
7.3%
13.3%
6.8%
7.6%
7.3%
2.1%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Geographic Diversification
Ohio
11.0%
Texas
10.7%
Pennsylvania
7.0%
Florida
6.0%
Illinois
5.5%
California
5.4%
Louisiana
4.9%
North Carolina
4.7%
Indiana
4.5%
Tennessee
4.4%

_________________________________________________

## MSA Diversification

Jacksonville, FL
5.0%
New York, NY
4.9%
Monroe, LA
4.3%
Dallas, TX
3.9%
Chicago, IL
3.6%
Winston, NC
3.3%
Memphis, TN
3.1%
Columbia, SC
2.9%
Virginia Beach, VA
2.6%
OH non-metropolitan
2.6%

_________________________________________________

Statistics (square feet in thousands)

Operating Properties	153
Rentable Square Feet	37,264
Economic Occupancy Rate	97.8%
Weighted Average Remaining Lease Term	7.0
Investment-Grade Tenants	37.0%
Flat leases	14.7%
NNN leases	55.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q3 2021 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the retail properties)

____________________________________________________
______________________________________________________

Lease Expirations
6.9%
14.1%
7.8%
37.7%
6.0%
10.6%
6.0%
2.3%
2.2%
0.8%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Geographic Diversification
Illinois
13.3%
New Jersey
11.3%
Texas
9.8%
Massachusetts
7.5%
New York
6.8%
Oklahoma
5.9%
Colorado
4.9%
Indiana
4.5%
Kentucky
4.3%
Pennsylvania
4.0%

_________________________________________________

# MSA Diversification

Chicago, IL
13.3%
Boston, MA
7.5%
Trenton, NJ
7.2%
Buffalo, NY
6.5%
Dallas, TX
6.0%
Washington, DC
5.1%
Indianapolis, IN
4.5%
Tulsa, OK
4.1%
New York, NY
4.1%
Cincinnati, OH
4.0%

_________________________________________________

Statistics (square feet in thousands)

Operating Properties	58
Rentable Square Feet	9,608
Economic Occupancy Rate	95.0%
Weighted Average Remaining Lease Term	3.5
Investment-Grade Tenants	58.2%
Flat leases	15.0%
NNN leases	22.9%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q3 2021 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

Unconsolidated Joint Venture Investments
The following table summarizes the Company's investments in Unconsolidated Joint Ventures as of September 30, 2021.

Joint Venture	Legal Ownership Percentage (1)	Property Type	Number of Properties	Pro Rata Share of Gross Real Estate Investments	Pro Rata Share of Rentable Square Feet	Pro Rata Share of Annualized Rental Income	Pro Rata Share of Adjusted Principal Outstanding
Industrial partnership	20%	Industrial	7	$131,856	1,409	8,277	$86,006
Office partnership	20%	Office	5	39,222	165	3,551	23,672
Total				$171,078	1,574	11,828	$109,678
__________________________________
(1)Legal ownership percentage may, at times, not equal the Company's economic interest because of various provisions in the joint venture agreements regarding capital contributions, distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q3 2021 SUPPLEMENTAL INFORMATION

Definitions (unaudited, in thousands, except share and per share data)

Annualized Rental Income is rental revenue under our leases on Operating Properties on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and our pro rata share of such revenues from properties owned by Unconsolidated Joint Ventures. Annualized Rental Income excludes any adjustments to rental income due to changes in the collectability assessment, contingent rent, such as percentage rent, and operating expense reimbursements. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance.

Cash Cap Rate for real estate properties equals the estimated future 12-month Cash NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases. For mezzanine positions, the acquisition Cash Cap Rate equals the annual interest rate or cumulative preferred return rate and the disposition Cash Cap Rate equals the annual interest or cumulative preferred return divided by gross proceeds.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and the Company's pro rata share of such revenues from properties owned by Unconsolidated Joint Ventures. Contract Rental Revenue excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease. The Company believes that Contract Rental Revenue is a useful non-GAAP supplemental measure to investors and analysts for assessing performance. However, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of Contract Rental Revenue for the three months ended September 30, 2021 and 2020 (dollar amounts in thousands):

	Three Months Ended September 30,
	2021	2020
Rental revenue - as reported	$289,671	$293,692
Adjustments:
Costs reimbursed related to CAM, property operating expenses and ground leases	(22,694)	(25,341)
Straight-line rent	(3,560)	(12,595)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,164	393
Net direct financing lease adjustments	384	381
Other non-contract rental revenue	(87)	(3,404)
Proportionate share of amounts for Unconsolidated Joint Ventures	2,696	3,014
Contract Rental Revenue	$267,574	$256,140

VEREIT, Inc. | WWW.VEREIT.COM | 40

Q3 2021 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

COVID-19 Lease Concessions Relief refers to eligible concessions where, in accordance with the question-and-answer document, Accounting for Lease Concessions Related to the Effects of the COVID-19 Pandemic, issued by the Financial Accounting Standards Board, the Company has elected to not apply the lease modification guidance in Accounting Standards Codification (“ASC”) Topic 842, Leases (“ASC 842”). Eligible concessions are changes to the lease agreement related to the effects of COVID-19 that provide a deferral of payments with no substantive changes to the consideration of the original contract. The Company accounts for eligible deferral concessions as if there were no changes made to the lease agreement and, accordingly, continues to recognize income and increases the lease receivable. Ineligible concessions are accounted for as a lease modification under ASC 842, which requires the Company to reevaluate the lease classification and remeasure and reallocate the consideration over the remaining lease term, and include any prepaid rent liabilities and accrued rent assets relating to the original lease as part of the lease payments for the modified lease.
CPI is a lease in which base rent is adjusted based on changes in a consumer price index.
Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g., roof, structure, parking lot).

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Normalized EBITDA
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("Nareit"), an industry trade group, has promulgated a supplemental performance measure known as Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate. Nareit defines EBITDAre as net income or loss computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate, gains or losses from disposition of property and our pro rata share of EBITDAre adjustments related to unconsolidated partnerships and joint ventures. We calculated EBITDAre in accordance with Nareit's definition described above.
In addition to EBITDAre, we use Normalized EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDA, as defined by the Company, represents EBITDAre, modified to exclude non-routine items such as acquisition-related expenses, merger, litigation and non-routine costs, net and gains or losses on sale of investment securities or mortgage notes receivable. We also exclude certain non-cash items such as impairments of goodwill, intangible and right of use assets, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt and amortization of intangibles, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, EBITDAre and Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. EBITDAre and Normalized EBITDA may not be comparable to similarly titled measures of other companies.

Economic Occupancy Rate equals the sum of Leased Square Feet divided by Rentable Square Feet.

Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.

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Q3 2021 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash amortization, (ii) secured debt principal amortization on Adjusted Principal Outstanding and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations.
Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, Nareit has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under GAAP.
Nareit defines FFO as net income or loss computed in accordance with GAAP adjusted for gains or losses from disposition of property, depreciation and amortization of real estate assets, impairment write-downs on real estate, and our pro rata share of FFO adjustments related to unconsolidated partnerships and joint ventures. We calculate FFO in accordance with Nareit's definition described above.
In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition-related expenses, merger, litigation and non-routine costs, net and gains or losses on sale of investment securities or mortgage notes receivable. We also exclude certain non-cash items such as impairments of goodwill, intangible and right of use assets, straight-line rent, net direct financing lease adjustments, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities. Management believes that excluding these items from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, Nareit, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.
GAAP is an abbreviation for generally accepted accounting principles in the United States.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, equity investments in the Cole REITs, investment in direct financing leases, investment securities backed by real estate and mortgage notes receivable, and the Company's pro rata share of such amounts related to properties owned by Unconsolidated Joint Ventures, net of gross intangible lease liabilities. We believe that the presentation of Gross Real Estate Investments, which shows our total investments in real estate and related assets, in connection with Net Debt, provides useful information to investors to assess our overall financial flexibility, capital structure and leverage. Gross Real Estate Investments should not be considered as an alternative to the Company's real estate investments balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.

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Q3 2021 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

The following table shows a reconciliation of Gross Real Estate Investments to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Total real estate investments, at cost - as reported	$14,558,030	$14,546,039	$14,523,961	$14,603,626	$14,610,097
Adjustments:
Investment in Cole REITs	7,948	7,929	7,951	7,255	6,943
Gross assets held for sale	50,396	47,666	7,145	91,341	2,379
Investment in direct financing leases, net	5,422	5,806	6,181	6,547	8,198
Mortgage notes receivable, net	—	—	—	—	15,727
Gross intangible lease liabilities	(224,392)	(227,183)	(225,657)	(227,442)	(227,165)
Proportionate share of amounts for Unconsolidated Joint Ventures	171,078	170,982	165,646	165,643	205,678
Gross Real Estate Investments	$14,568,482	$14,551,239	$14,485,227	$14,646,970	$14,621,857
Implied Equity Market Capitalization equals shares of common stock outstanding, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations.
Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt and the Company's pro rata share of the Unconsolidated Joint Ventures' outstanding principal balance. This measure excludes the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP. We believe that the presentation of Interest Expense, excluding non-cash amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (dollar amounts in thousands):

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Interest expense - as reported	$59,768	$59,291	$60,736	$68,416	$66,935
Adjustments:
Amortization of deferred financing costs and other non-cash charges	(2,789)	(2,508)	(2,412)	(6,189)	(3,212)
Amortization of net premiums	(738)	(709)	(248)	120	299
Proportionate share of amounts for Unconsolidated Joint Ventures	808	792	784	806	691
Interest Expense, excluding non-cash amortization	$57,049	$56,866	$58,860	$63,153	$64,713

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Q3 2021 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Leased Square Feet is Rentable Square Feet leased (including month-to-month agreements).
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
Net Debt, Principal Outstanding and Adjusted Principal Outstanding
Principal Outstanding is a non-GAAP measure that represents the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Adjusted Principal Outstanding includes the Company's pro rata share of the Unconsolidated Joint Ventures' outstanding principal debt balance. We believe that the presentation of Principal Outstanding and Adjusted Principal Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall financial flexibility, capital structure and leverage. Principal Outstanding and Adjusted Principal Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.
Net Debt is a non-GAAP measure used to show the Company's Adjusted Principal Outstanding, less all cash and cash equivalents and the Company's pro rata share of the Unconsolidated Joint Ventures' cash and cash equivalents. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
The following table shows a reconciliation of Net Debt, Principal Outstanding and Adjusted Principal Outstanding to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Mortgage notes payable, net	$987,704	$1,002,496	$1,035,328	$1,328,835	$1,330,174
Corporate bonds, net	4,590,348	4,588,286	4,586,252	4,584,230	3,406,389
Convertible debt, net	—	—	—	—	252,077
Credit facility, net	88,000	—	—	—	896,630
Total debt - as reported	5,666,052	5,590,782	5,621,580	5,913,065	5,885,270
Deferred financing costs, net	38,855	40,693	42,503	44,573	39,204
Net discounts	24,896	25,634	26,305	25,557	12,343
Principal Outstanding	5,729,803	5,657,109	5,690,388	5,983,195	5,936,817
Proportionate share of amounts for Unconsolidated Joint Ventures	109,678	109,678	106,516	106,516	106,516
Adjusted Principal Outstanding	$5,839,481	$5,766,787	$5,796,904	$6,089,711	$6,043,333
Cash and cash equivalents	(5,874)	(275,496)	(318,561)	(523,539)	(207,321)
Pro rata share of Unconsolidated Joint Ventures' cash and cash equivalents	(1,688)	(621)	(1,587)	(1,619)	(3,776)
Net Debt	$5,831,919	$5,490,670	$5,476,756	$5,564,553	$5,832,236
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.

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Q3 2021 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

Net Debt to Normalized EBITDA Annualized Ratio equals Net Debt divided by the respective quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents total revenues less property operating expenses and excludes fee revenue earned for services to our unconsolidated real estate joint ventures, impairment, depreciation and amortization, general and administrative expenses, acquisition-related expenses and merger, litigation and non-routine costs, net. Cash NOI excludes the impact of certain GAAP adjustments included in rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. Cash NOI includes the pro rata share of such amounts from properties owned by Unconsolidated Joint Ventures. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of NOI and Cash NOI for the periods presented (dollar amounts in thousands):

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Total revenues	$290,192	$291,267	$290,809	$287,909	$295,278
Less total operating expenses	(172,049)	(173,626)	(186,477)	(194,760)	(171,983)
Partnership fee revenue	(521)	(700)	(500)	(478)	(1,586)
Acquisition-related expenses	1,373	1,428	1,354	1,048	1,050
Merger, litigation and non-routine costs, net	9,445	6,605	68	10,925	105
General and administrative	12,437	16,451	14,526	15,399	14,774
Depreciation and amortization	106,668	105,839	108,075	107,205	108,257
Impairment of real estate	13,272	14,129	31,849	28,204	16,397
NOI	260,817	261,393	259,704	255,452	262,292
Straight-line rent	(3,560)	(4,613)	(4,219)	(7,108)	(12,595)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,164	1,830	1,547	1,428	393
Net direct financing lease adjustments	384	374	366	379	381
Other non-cash adjustments	(13)	(13)	(18)	—	—
Proportionate share of amounts for Unconsolidated Joint Ventures	2,575	2,525	2,507	2,799	2,876
Cash NOI	$261,367	$261,496	$259,887	$252,950	$253,347
Normalized Cash NOI equals our Cash NOI for our most recently reported quarter and eliminates the Cash NOI for properties acquired or developments completed during the most recently reported quarter and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. Additionally, Normalized Cash NOI eliminates the Cash NOI contributed by properties disposed of during the most recently reported period. It is management's view that Normalized Cash NOI provides investors relevant and useful information because it reflects only the Cash NOI of properties owned as of the most recent reporting period. Normalized Cash NOI should not be considered as an alternative to operating income.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Operating Properties refers to all properties owned and consolidated by the Company as of the reporting date.

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Q3 2021 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Rentable Square Feet is leasable square feet of Operating Properties and the Company's pro rata share of leasable square feet of properties owned by Unconsolidated Joint Ventures. Rentable Square Feet at June 30, 2021, March 31, 2021, December 31, 2020, and September 30, 2020 excludes the square feet of one redevelopment property, which was sold during the three months ended September 30, 2021.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Unconsolidated Joint Ventures include the Company's investments in unconsolidated joint ventures formed to acquire and own real estate properties and exclude other investments in unconsolidated entities.
Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage.
Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income.

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